UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2005

Item 1. Report to Stockholders.


Calvert

Investments that make a difference(R)

E-Delivery Sign-up -- details inside

June 30, 2005
Semi-Annual Report
Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio

Calvert
Investments that make a difference

An Ameritas Acacia Company

=========================================================

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Statements of Net Assets
14

Notes to Statements of Net assets
34

Statements of Operations
35

Statements of Changes in Net Assets
36

Notes to Financial Statements
40

Financial Highlights
45

Explanation of Financial Tables
50

Proxy Voting and Availability of Quarterly Portfolio Holdings
52

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Dear Shareholders:

As a fixed-income investor facing a rising interest-rate environment, you may be wondering about the best course of action for your portfolio. Surprisingly, rising rates appear to have lifted all boats. Money market funds provided higher yields while intermediate- and long-term bond funds generally produced positive returns from income and price appreciation, as rates on longer-term bonds did not rise in step with short-term rates. Of course, typically, as interest rates rise, bond prices -- and the value of bond funds -- decline. So the question on many investors' minds is whether this unusual trend can continue.

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Confidence in our Fixed-Income Strategy

Calvert's expertise in the fixed-income markets spans more than 25 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.™  This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted recent media attention for Calvert's investment strategies in the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1 In addition, Barron's rated Calvert the #1 Taxable Fixed-Income Family in 2005.2

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times,"Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

2. The ranking used a weighted-average ranking system to assess asset-weighted performance, net of 12b-1 fees. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/04. Each fund family's category ranking was weighted, according to the overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

Calvert Tax-Free Reserves Money Market Portfolio

Performance

For the six-month reporting period ended June 30, 2005, CTFR Money Market Portfolio Class O shares returned 0.77%, versus 0.73% for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%. Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Short-term municipal money-market rates gradually increased during the first half of 2005, as the Fed funds rate was raised at each FOMC meeting. Our strategy for the Portfolio was to maintain our defensive posture, since the FOMC was clear in its intention to continue raising the Fed funds rate. In turn, we expected these continued increases would likely effect a rise in short-term municipal money-market rates.

The Portfolio's performance was enhanced by reinvestment of maturing bonds and by higher yields, as interest rates in the Portfolio's variable-rate demand-note positions reset to reflect the FOMC's short-term interest rate increases. In addition, we maintained a short average-days-to-maturity, also positioning the Portfolio to benefit from anticipated rate increases. Together, these measures helped the Portfolio outperform its Lipper peer-group average.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward. We believe our current strategy and our position in variable-rate securities should continue to help performance, given general expectations for additional FOMC rate increases during the year.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

Fund Information

asset allocation
tax-exempt
money market

NASDAQ symbol
CTMXX

CUSIP number
131620-10-6

Portfolio

statistics

weighted
average maturity
6.30.05	27 days
12.31.04	31 days

Economic Sectors

(% of Total Investments)

Airport	0.2%
Bond Bank	0.9%
Development	21.4%
Education	11.0%
Facilities	6.9%
General Obligation	5.8%
General Revenue	14.2%
Government Agency Obligations	3.2%
Housing	13.6%
Medical	11.7%
Pollution Control	4.9%
Transportation	3.1%
Utilities	3.1%

Total	100%

class O
average annual
total return

as of 6.30.05
1 year	1.17%
5 year	1.44%
10 year	2.40%
inception	3.98%
(3.04.81)

Calvert Tax-Free Reserves Limited-Term Portfolio

Performance

For the six-month reporting period ended June 30, 2005, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares at NAV returned 0.80%, versus the benchmark Lehman Municipal Bond Index at 2.89%, the Lehman Municipal 1-Year and 3-Year Index returns of 0.72% and 0.45%, respectively, and the Lipper Short Municipal Debt Funds Average return of 0.57%

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%. Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

Through the reporting period

Interest rates on short-term municipal notes gradually increased during the first half of 2005, as the Fed funds rate was raised at each FOMC meeting. Our strategy for the Portfolio was to maintain our defensive posture, since the FOMC was clear in its intentions to continue raising the Fed funds rate. In turn, these continued increases would likely lead to a rise in short-term municipal interest rates. During the reporting period, short-term municipal rates did rise, with two-year AAA municipals rising 0.49% to 2.6%.

Portfolio performance was enhanced by the reinvestment of maturing bonds and by higher yields, as interest rates in the Portfolio's variable-rate demand notes reset to reflect the FOMC's short-term rate increases. The Portfolio's relatively short duration also benefited performance as short-term rates rose. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Going forward

Since we expect the FOMC to continue raising the Fed funds rate at a measured pace, we currently feel it is wise to remain defensive. We are also being selective with new purchases, especially in light of narrow interest-rate spreads on lower-rated municipal notes.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward.

We continue to maintain a short duration relative to that of the Portfolio's benchmark in anticipation of higher short- and longer-term interest rates. We believe performance will benefit from our defensive strategy. Further, we expect our overweight to variable-rate demand notes to benefit performance as short-term interest rates rise.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

Fund Information

asset allocation
short-term
tax-exempt bonds

NASDAQ symbol
CTFLX

CUSIP number
131620-20-5

Comparative Investment Performance (Total Return)

(as of 6.30.05)

	CTFR	Lipper Short	Lehman
	Limited-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	0.80%	0.57%	2.89%
1 year	1.52%	1.82%	8.24%
5 year*	2.65%	3.15%	6.88%
10 year*	3.24%	3.54%	6.38%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio statistics

monthly
dividend yield
6.30.05	2.51%
12.31.04	2.09%

30 day SEC yield
6.30.05	2.76%
12.31.04	2.10%

weighted
average maturity
6.30.05	378 days
12.31.04	317 days

effective duration
6.30.05	314 days
12.31.04	277 days

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

average annual
total return

as of 6.30.05
1 year	1.52%
5 year	2.65%
10 year	3.24%
inception	5.20%
(3.04.81)

Economic Sectors

(% of Total Investments)

Airport	5.2%
Bond Bank	1.1%
Development	13.9%
Education	15.4%
Facilities	5.2%
General
Obligation	19.0%
General Revenue	10.8%
Housing	15.4%
Medical	7.3%
Pollution Control	2.2%
Transportation	2.6%
Utilities	1.9%

Total	100%

Calvert Tax-Free Reserves
Long-Term Portfolio

Performance

For the six-month reporting period ended June 30, 2005, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares at NAV returned 3.02%, versus the benchmark Lehman Municipal Bond Index's return of 2.89%. The peer-group Lipper General Municipal Debt Funds Average returned 2.44% for the period.

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%.  Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Municipal bond issuance reached record levels during the first half of 2005, as longer-term interest rates remained stubbornly low and issuers took advantage by refinancing higher-rate debt.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

During the first half of 2005, intermediate- and long- term interest rates were volatile, moving between a low of 3.80% and a high of 4.65% based on the 10-year Treasury note. The 10-year Treasury began the year at 4.25% and fluctuated as economic news showed either strength or weakness in the U.S. economy. Our strategy was to maintain the Portfolio's short duration of approximately 4.5 years, as we felt that the economy was strong enough to cause an increase in interest rates.

Also, the Federal Reserve was expected and continued to raise short-term rates at each meeting in the first half of the year. These increases contributed to higher rates in short municipal maturities. However, longer-term municipal rates, much like their Treasury counterparts, unexpectedly trended lower.

Despite the Portfolio's short duration during much of this reporting period, performance was strong, as the Fund ended the first half of the year in the 26th percentile of the Lipper General Municipal Debt category.4

As longer-term interest rates trended lower in the second quarter, we maintained a defensive Portfolio duration, ending the first half of the year at 4.7 years.

Going forward

Portfolio credit quality remains high with 71% of the Portfolio invested in AAA-rated securities. The fund remains well diversified across various sectors and states. We will continue to purchase what we perceive to be undervalued securities as market volatility occurs. We are also maintaining our short-duration strategy, though we will consider changing it if economic data suggest a period of slower growth. We still anticipate rate increases from the FOMC for the remainder of 2005.

Outlook

Our outlook remains unchanged, as Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level -- one that is neither overly accommodative nor overly restrictive. We believe that level is at least 4.0% and so expect the FOMC to continue the campaign of steady hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations increase notably. Of course, much will depend on the economic data for the remainder of 2005.

The direction of municipal bond yields will depend on the direction of long-term Treasury yields, which can be expected to be susceptible to various economic indicators such as changing expectations for inflation, demand for U.S. debt from foreign investors, job growth, and the overall economic health of the U.S. economy. Going forward, we believe the Portfolio continues to be well positioned for rising interest rates and current market conditions.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Fund Information

asset allocation
long-term
tax-exempt bonds

NASDAQ symbol
CTTLX

CUSIP number
131620-30-4

comparative Investment Performance (Total Return)

(as of 6.30.05)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	3.02%	2.44%	2.89%
1 year	6.89%	7.30%	8.24%
5 year*	6.46%	5.99%	6.88%
10 year*	5.57%	5.40%	6.38%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio statistics

monthly
dividend yield
6.30.05	4.11%
12.31.04	3.71%

30 day SEC yield
6.30.05	3.70%
12.31.04	3.66%

weighted
average maturity
6.30.05	17 years
12.31.04	16 years

effective duration
6.30.05	4.70 years
12.31.04	4.21 years

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

Economic Sectors

(% of Total Investments)

Airport	0.9%
Development	5.8%
Education	31.9%
Facilities	11.2%
General
Obligation	6.6%
General Revenue	18.0%
Housing	3.7%
Medical	5.2%
Pollution Control	4.8%
Transportation	5.0%
Utilities	6.9%

Total	100%

average annual
total return

as of 6.30.05
1 year	6.89%
5 year	6.46%
10 year	5.57%
inception	7.26%
(8.23.83)

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

4. For the six-month reporting period ended 6/30/05, CTFR Long-Term Portfolio ranked 72 out of 283 funds in the Lipper General Municipal Debt category. For the 1-, 5-, and 10-year periods ended 6/30/05, the Fund ranked 176/281 funds, 66/225, and 58/146, respectively.

Performance dated quoted represents past performance, which does not guarantee of future returns. Lipper rankings are on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	1/1/05	6/30/05	1/1/05 - 6/30/05
Class O
Actual	$1,000.00	$1,007.70	$3.41
Hypothetical	$1,000.00	$1,021.40	$3.43
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$1,009.10	$1.84
Hypothetical	$1,000.00	$1,022.96	$1.86
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.69%, and 0.37% for Class O and Class I, respectively, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual	$1,000.00	$1,008.00	$3.19
Hypothetical	$1,000.00	$1,021.62	$3.21
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual	$1,000.00	$1,030.20	$4.44
Hypothetical	$1,000.00	$1,020.42	$4.42
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net Assets
June 30, 2005

		Principal
Municipal Obligations - 99.0%		Amount	Value
Alabama - 6.1%
Alabama State MFH Revenue VRDN, 2.40%, 4/1/14,
LOC: AmSouth Bank (r)		$2,270,000	$2,270,000
Auburn Alabama Industrial Development Board Revenue VRDN,
2.45%, 5/1/20, LOC: Allied Irish Bank (r)		3,580,000	3,580,000
Birmingham Alabama Public Educational Building Authority Student
Housing Revenue VRDN, 2.30%, 6/1/30, LOC: Wachovia Bank (r)		15,100,000	15,100,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 2.76%, 4/1/21, LOC: Bank of America (r)		8,500,000	8,500,000
Colbert County Alabama Industrial Development Board Revenue VRDN,
2.45%, 10/1/11, LOC: Wachovia Bank (r)		2,450,000	2,450,000
Huntsville Alabama Industrial Development Board Revenue VRDN,
2.70%, 11/1/26, LOC: First Commonwealth Bank (r)		3,160,000	3,160,000
Mobile County Alabama IDA Revenue VRDN, 2.45%, 4/1/20,
LOC: Wachovia Bank (r)		3,050,000	3,050,000
Northport Alabama MFH Revenue VRDN:
2.50%, 9/3/15, LOC: AmSouth Bank (r)		1,675,000	1,675,000
2.40%, 7/1/18, LOC: AmSouth Bank (r)		4,625,000	4,625,000
Taylor-Ryan Alabama Improvement District Revenue VRDN:
2.39%, 5/1/31, LOC: Columbus Bank & Trust (r)		10,000,000	10,000,000
2.39%, 2/1/34, LOC: Columbus Bank & Trust (r)		3,800,000	3,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 2.65%, 12/1/23,
LOC: Regions Bank (r)		4,255,000	4,255,000
Valley Alabama Special Care Facilities Authority Revenue VRDN, 2.50%,
6/1/25, LOC: Columbus Bank & Trust (r)		2,830,000	2,830,000

Arizona - 1.2%
Pinal County Arizona IDA VRDN, 2.55%, 8/1/22, LOC: Farm Credit
Services, C/LOC: Key Bank (r)		3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 2.27%, 1/15/32, LOC:
Fannie Mae (r)		9,245,000	9,245,000

Arkansas - 1.3%
Arkadelphia Arkansas IDA Revenue VRDN, 2.40%, 4/1/11, LOC: Svenska
Handelsbanke (r)		4,000,000	4,000,000
Arkansas State MFH Development Finance Authority VRDN:
2.36%, 10/1/30, LOC: Regions Bank (r)		5,200,000	5,200,000
2.38%, 11/1/31, LOC: First Tennessee Bank (r)		5,000,000	5,000,000

California - 8.0%
ABAG Finance Authority for Nonprofit Corps., COP's, 2.30%, 8/1/34,
LOC: Allied Irish Bank (r)		3,000,000	3,000,000
ABN AMRO MainTops Certificate Trust:
2.30%, 7/5/06, BPA: ABN Amro Bank (r)		2,700,000	2,700,000
2.31%, 7/4/07, BPA: ABN Amro Bank (r)		2,800,000	2,800,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
California - Cont'd
Alameda-Contra Costa California Schools Financing Authority COPs, 2.45%,
8/1/24, BPA: Dexia Credit Local, AMBAC Insured (r)		$665,000	$665,000
California State Pollution Control Financing Authority Revenue VRDN:
2.39%, 9/1/10, LOC: Bank of the West (r)		2,855,000	2,856,319
2.41%, 6/1/11, LOC: Comerica Bank (r)		1,400,000	1,400,190
2.41%, 3/1/16, LOC: Comerica Bank (r)		2,220,000	2,221,162
California State School Cash Reserve Program Authority Revenue Bonds,
4.00%, 7/6/06, AMBAC Insured		5,000,000	5,068,200
California Statewide Communities Development Authority MFH Revenue
Bonds, 3.10%, 5/15/36, GIC: XL-Capital-Assurance, Inc. (mandatory put,
11/15/05 @ 100)(r)		10,000,000	10,000,000
California Statewide Communities Development Corp. Revenue VRDN,
2.45%, 5/1/22, LOC: Bank of the West (r)		1,825,000	1,825,000
California Statewide Community Development Authority Special Tax
Revenue, 2.45%, 6/1/19, LOC: CalSTERS (r)		1,885,000	1,885,347
Fresno California Revenue VRDN, 2.25%, 5/1/15, LOC: US Bank (r)		900,000	900,000
Inland Valley California Development Agency Tax Allocation VRDN,
2.48%, 3/1/27, LOC: Union Bank, C/LOC: CalSTERS (r)		20,110,000	20,110,000
Los Angeles County California MFH Revenue VRDN, 2.25%, 12/1/07,
LOC: Freddie Mac (r)		2,500,000	2,500,000
Modesto California Irrigation District Financing Authority Revenue
VRDN, 2.30%, 10/1/15, BPA: Societe Generale (r)		2,000,000	2,000,000
Orange County California Apartment Development Adjustable COPs,
2.16%, 3/1/16, LOC: UBS, AG (r)		1,900,000	1,900,879
Pittsburg California Redevelopment Agency Tax Allocation VRDN,
2.25%, 9/1/35, BPA: CalSTRS, AMBAC Insured (r)		3,000,000	3,000,000
San Bernardino County California MFH Revenue VRDN, 2.54%, 2/1/23,
LOC: California Federal Savings Bank, C/LOC: FHLB (r)		5,660,000	5,660,000
Vallejo California MFH Revenue VRDN, 2.28%, 1/1/08, LOC:
Bank of America (r)		8,200,000	8,200,000
Victorville California MFH Revenue VRDN, 2.41%, 12/1/15, LOC:
California Federal Savings Bank, C/LOC: FHLB (r)		6,210,000	6,210,000

Colorado - 3.1%
Colorado State Housing and Finance Authority Revenue Bonds, 1.75%,
8/1/05, IA: Rabobank Nederland		6,000,000	6,000,000
Colorado State Housing and Finance Authority Revenue VRDN:
2.22%, 10/15/16, CA: Fannie Mae (r)		23,260,000	23,260,000
2.40%, 10/1/30, LOC: FHLB (r)		980,000	980,000
Westminster Colorado Economic Development Authority Tax Allocation
Revenue VRDN, 2.31%, 12/1/28, LOC: Depfa Bank Plc (r)		3,000,000	3,000,000

Connecticut - 0.1%
Connecticut State Health & Educational Facility Authority Revenue
VRDN, 2.45%, 7/1/36 (r)		1,000,000	1,000,000

Delaware - 0.6%
Wilmington Delaware School Project Revenue VRDN, 2.31%, 7/1/31,
LOC: Allied Irish Bank (r)		6,000,000	6,000,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Florida - 0.6%
Gulf Breeze Florida Public Improvement Revenue VRDN, 2.29%,
3/31/21, LOC: Bank of America (r)		$2,280,000	$2,280,000
Seminole County Florida IDA Revenue VRDN, 2.32%, 11/1/34,
LOC: Allied Irish Bank (r)		4,000,000	4,000,000

Georgia - 2.9%
Athens Georgia MFH Revenue VRDN, 2.775%, 8/1/05,
LOC: U.S. Bank (r)		2,000,000	2,000,000
Columbus Georgia Downtown IDA Revenue VRDN, 2.50%, 8/1/15,
LOC: Columbus Bank & Trust (r)		6,990,000	6,990,000
Fulton County Georgia Tax Anticipation Notes, 3.50%, 12/30/05		5,000,000	5,019,530
Fulton County Georgia IDA Revenue VRDN, 3.13%, 12/1/10,
LOC: Branch Bank & Trust (r)		2,365,000	2,365,000
Gordon County Georgia Development Authority Revenue VRDN,
2.90%, 7/1/22, LOC: Regions Bank (r)		1,440,000	1,440,000
Rome Georgia MFH Revenue VRDN, 2.55%, 7/1/34, LOC:
Union Planters National (r)		7,650,000	7,650,000
Savannah Georgia Economic Development Authority Student Housing
Revenue VRDN, 2.40%, 9/1/26, LOC: Wachovia Bank (r)		4,000,000	4,000,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 2.60%, 9/1/34, LOC: Columbus Bank & Trust (r)		1,300,000	1,300,000

Hawaii - 1.8%
Hawaii State Department Budget and Finance Revenue VRDN:
2.35%, 5/1/19, LOC: First Hawaiian Bank (r)		13,620,000	13,620,000
2.50%, 12/1/21, LOC: Union Bank (r)		5,000,500	5,000,500

Illinois - 5.8%
Chicago Illinois GO VRDN, 2.30%, 1/1/37, LOC: Landesbank
Baden-Wurttenberg, FGIC Insured (r)		8,360,000	8,360,000
Illinois State Development Finance Authority Revenue VRDN:
2.31%, 6/1/19, LOC: Northern Trust Co. (r)		5,565,000	5,565,000
2.32%, 2/15/35, LOC: Marshall & Ilsley Bank (r)		7,000,000	7,000,000
2.31%, 4/1/35, LOC: Northern Trust Co. (r)		5,000,000	5,000,000
Illinois State Educational Facilities Authority Revenue VRDN, 2.35%,
12/1/35, LOC: Harris Trust (r)		15,000,000	15,000,000
Illinois State Housing Development Authority Revenue VRDN, 2.19%,
1/1/08, LOC: Freddie Mac (r)		11,000,000	11,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue VRDN,
2.31%, 12/15/23, BPA: Merrill Lynch (r)		10,000,000	10,000,000

Indiana - 3.3%
Indiana State Development Finance Authority Revenue VRDN, 2.47%,
4/1/22, LOC: JP Morgan Chase Bank (r)		905,000	905,000
Indianapolis Indiana Local Public Improvement Bond Bank, 2.50%,
7/12/05, LOC: Key Bank		9,500,000	9,500,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
2.55%, 2/1/22, LOC: Farm Credit Services of America
C/LOC: Key Bank (r)		5,275,000	5,275,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Indiana - Cont'd
Portage Indiana Industrial Pollution Control Revenue VRDN, 2.60%,
5/1/18, LOC: JP Morgan Chase Bank (r)		$3,000,000	$3,000,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
2.70%, 11/1/18, LOC: Mizuho Corp. Bank Ltd., C/LOC:
Wachovia bank (r)		2,500,000	2,500,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
2.68%, 2/1/21, LOC: Old National Bank, C/LOC: Northern
Trust Co. (r)		2,200,000	2,200,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
2.48%, 5/1/31, LOC: Marshall & Ilsley Bank (r)		7,000,000	7,000,000
Vigo County Indiana Industrial Economic Development Revenue VRDN,
2.55%, 5/1/16, LOC: Old National Bank, C/LOC: Wells Fargo Bank (r)		4,500,000	4,500,000

Iowa - 1.8%
Iowa State Finance Authority Solid Waste Disposal Revenue VRDN,
2.55%, 7/1/18, LOC: Citizens Business Bank,
C/LOC: Wells Fargo Bank (r)		3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue Bonds, 3.75%,
5/24/06, LOC: U.S. Bank		3,000,000	3,020,883
Iowa State School Cash Anticipation Program Revenue Bonds, 3.50%,
1/27/06, FSA Insured		10,500,000	10,572,026
Le-Mars Iowa IDA Revenue VRDN, 2.55%, 3/1/16, LOC: CoBank,
C/LOC: SunTrust Bank (r)		1,850,000	1,850,000

Kentucky - 3.7%
Hopkinsville Kentucky Industrial Building Revenue VRDN, 2.70%,
5/1/26, LOC: Branch Bank & Trust (r)		1,920,000	1,920,000
Kentucky State Association of Counties Advance Revenue Program Tax
and Revenue Anticipation COPs, 4.00%, 6/30/06,
BPA: JP Morgan Chase Bank		5,000,000	5,060,650
Lexington-Fayette Urban County Kentucky Educational Facilities Revenue
VRDN, 2.56%, 5/1/25, LOC: Fifth Third Bank (r)		5,200,000	5,200,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 2.34%, 7/1/26,
LOC: Fifth Third Bank (r)		3,790,000	3,790,000
Maysville Kentucky Industrial Building Revenue VRDN, 2.57%, 5/1/06,
LOC: UFJ Bank Ltd., C/LOC: Bank of New York (r)		5,740,000	5,740,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 2.56%, 6/1/34, LOC: U.S. Bank (r)		10,845,500	10,845,500
Northern Kentucky Port Industrial Building Authority Revenue VRDN,
2.56%, 12/1/21, LOC: Fifth Third Bank (r)		4,695,000	4,695,000
Winchester Kentucky Industrial Building Revenue VRDN, 2.49%,
10/1/18, LOC: Wachovia Bank (r)		2,400,000	2,400,000

Louisiana - 3.9%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue VRDN, 2.30%, 11/1/34,
LOC: Regions Bank (r)		8,000,000	8,000,000
Louisiana State Public Facilities Authority Revenue VRDN, 2.40%,
12/1/14, LOC: Regions Bank (r)		2,000,000	2,000,000
New Orleans Louisiana Aviation Board Revenue VRDN:
2.35%, 8/5/15, BPA: Dexia Credit Local, MBIA Insured (r)		2,715,000	2,715,000
2.35%, 8/1/16, BPA: Dexia Credit Local, MBIA Insured (r)		28,605,000	28,605,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Maryland - 4.4%
Baltimore County Maryland MFH Revenue VRDN, 2.28%, 4/15/34,
LOC: Fannie Mae (r)		$8,194,000	$8,194,000
Gaithersburg Maryland Economic Development Revenue VRDN, 2.32%,
1/1/34, LOC: KBC Bank (r)		6,100,000	6,100,000
Maryland State Community Development Administration Department of
Housing & Community Development Revenue Bonds, 2.05%, 3/1/20
(mandatory put, 12/5/05 @ 100)(r)		10,000,000	10,000,000
Maryland State Economic Development Corp. Revenue VRDN, 2.29%,
2/1/34, LOC: SunTrust Bank (r)		3,300,000	3,300,000
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN:
2.30%, 4/1/31, LOC: M&T Trust Co. (r)		2,300,000	2,300,000
2.31%, 1/1/35, LOC: M&T Trust Co. (r)		16,915,000	16,915,000

Michigan - 3.0%
Detroit Michigan Sewer Disposal Revenue Bonds, 1.55%, 7/1/31,
BPA: FGIC SPI, FGIC Insured (mandatory put, 8/4/05 @ 100)(r)		11,000,000	11,000,000
Detroit Michigan Water Supply System Revenue VRDN, 2.30%, 7/1/23,
BPA: Dexia Credit Local, MBIA Insured (r)		10,000,000	10,000,000
Kent Michigan Hospital Finance Authority Revenue VRDN, 2.56%,
11/1/10, LOC: Fifth Third Bank (r)		2,800,000	2,800,000
Michigan State Hospital Finance Authority Revenue VRDN, 2.28%,
12/1/23, LOC: National City Bank (r)		2,040,000	2,040,000
Michigan State Municipal Bond Authority Revenue Bonds:
3.00%, 8/19/05		3,500,000	3,506,705
3.00%, 8/23/05, LOC: JP Morgan Chase Bank		3,000,000	3,006,131

Minnesota - 2.4%
Minnesota State GO Bonds, 4.00%, 8/1/05		8,000,000	8,009,287
Minnesota State Higher Education Facilities Authority Revenue VRDN,
2.33%, 4/1/27, LOC: Allied Irish Bank (r)		3,605,000	3,605,000
Richfield Minnesota MFH Revenue VRDN, 2.30%, 3/1/34,
LOC: Freddie Mac (r)		6,610,000	6,610,000
St Louis Park Minnesota MFH Revenue VRDN, 2.30%, 8/1/34,
LOC: Freddie Mac (r)		7,292,000	7,292,000

Mississippi - 4.9%
Mississippi Business Finance Corp. Revenue Bonds, 2.55%, 11/1/13,
LOC: First Tennessee Bank (r)		2,420,000	2,420,000
Mississippi State Development Bank SO Revenue VRDN:
2.38%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)		11,480,000	11,480,000
2.38%, 12/1/23, BPA: JP Morgan Chase Bank, AMBAC Insured (r)	.	14,500,000	14,500,000
Mississippi State Development Bank Special GO VRDN:
2.38%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)		8,700,000	8,700,000
2.38%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)		15,000,000	15,000,000

Missouri - 0.7%
Carthage Missouri IDA Revenue VRDN:
2.44%, 4/1/07, LOC: Wachovia Bank (r)		2,000,000	2,000,000
2.49%, 9/1/30, LOC: Wachovia Bank (r)		2,000,000	2,000,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Missouri - Cont'd
Missouri State Development Finance Board Revenue VRDN, 2.55%,
9/1/08, LOC: CoBank, C/LOC: BNP Paribas (r)		$3,675,000	$3,675,000

New Hampshire - 0.6%
New Hampshire State Health & Education Facilities Authority Revenue
VRDN, 2.28%, 10/1/33, LOC: Fleet National Bank (r)		6,500,000	6,500,000

New York - 0.7%
New York City GO VRDN, 2.34%, 8/1/21, LOC: Landesbank
Baden-Wurttenberg (r)		1,955,000	1,955,000
New York City IDA Revenue VRDN:
2.30%, 12/1/34, LOC: Allied Irish Bank (r)		3,200,000	3,200,000
2.35%, 2/1/35, LOC: M&T Trust Co. (r)		2,550,000	2,550,000

North Dakota - 0.5%
Traill County North Dakota Solid Waste Disposal Revenue VRDN,
2.60%, 3/1/13, LOC: Wells Fargo Bank (r)		5,750,000	5,750,000

Ohio - 4.2%
Akron, Bath & Copley Ohio Joint Township Hospital District Revenue
VRDN, 2.32%, 11/1/34, LOC: JP Morgan Chase Bank (r)		5,000,000	5,000,000
Blue Ash Ohio Economic Development Revenue VRDN, 2.37%, 5/1/30,
LOC: National City Bank (r)		11,200,000	11,200,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 2.56%, 9/1/22,
LOC: Fifth Third Bank (r)		4,315,000	4,315,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 2.37%,
11/1/23, LOC: Fifth Third Bank (r)		4,410,000	4,410,000
Franklin County Ohio Hospital Revenue VRDN, 2.31%, 6/1/17, BPA:
Citigroup Global Markets Holdings, Inc., IA Escrowed-Treasury (r)		9,900,000	9,900,000
Ohio State Higher Educational Facility Commission Revenue VRDN,
2.37%, 9/1/26, LOC: Fifth Third Bank (r)		10,300,000	10,300,000

Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority Revenue
VRDN, 2.39%, 10/1/21, LOC: PNC Bank (r)		5,000,000	5,000,000

Pennsylvania - 3.5%
Beaver County Pennsylvania IDA Pollution Control VRDN, 2.22%,
6/1/30, LOC: Barclays Bank plc (r)		10,000,000	10,000,000
Cumberland County Pennsylvania Municipal Authority Retirement
Community Revenue VRDN, 2.29%, 1/1/37, LOC: Sovereign Bank,
C/LOC: Lloyds TSB BANK plc (r)		350,000	350,000
Delaware County Pennsylvania Villanova University Revenue VRDN,
2.00%, 8/1/17, LOC: JP Morgan Chase Bank (r)		1,700,000	1,688,587
Lawrence County Pennsylvania IDA Revenue VRDN, 2.42%, 12/1/15,
LOC: National City Bank (r)		2,900,000	2,900,000
Pennsylvania State Higher Educational Facilities Authority Revenue
Bonds, 2.90%, 5/1/17, LOC: PNC Bank
(mandatory put, 5/1/2006 @ 100)(r)		4,000,000	4,000,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Pennsylvania - Cont'd
Pennsylvania State Higher Educational Facilities Authority Student
Housing Revenue VRDN, 2.32%, 11/1/36, LOC: Sovereign
Bank FSB, C/LOC: UniCredito Italiano Bank plc (r)		$6,350,000	$6,350,000
Temple University of the Commonwealth System Pennsylvania Revenue
Bonds, 4.00%, 4/28/06		10,000,000	10,098,652
West Cornwall Township Pennsylvania Municipal Authority Revenue
VRDN, 2.34%, 3/1/16, LOC: Wachovia Bank (r)		1,240,000	1,240,000

Puerto Rico - 0.1%
Puerto Rico Highway & Transportation Authority Revenue Bonds, 2.28%,
7/1/09, BPA: Merrill Lynch (r)		1,460,000	1,460,000

Tennessee - 6.5%
Blount County Tennessee Public Building Authority Revenue VRDN:
2.26%, 6/1/26, BPA: Depfa Bank plc, AMBAC Insured (r)		5,000,000	5,000,000
2.25%, 6/1/32, BPA: Regions Bank (r)		500,000	500,000
Knox County Tennessee Health Educational & MFH Revenue VRDN,
2.65%, 12/1/29, LOC: First Tennessee Bank (r)		4,100,000	4,100,000
Loudon Tennessee Industrial Development Board Revenue VRDN,
2.60%, 4/1/13, LOC: JP Morgan Chase Bank (r)		2,720,000	2,720,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 2.36%,
3/1/24, LOC: National Bank of Commonwealth Tennessee (r)		7,665,000	7,665,000
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
2.60%, 12/1/27, LOC: Regions Bank (r)		5,000,000	5,000,000
2.56%, 9/1/28, LOC: Fifth Third Bank (r)		2,885,000	2,885,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
2.30%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)		2,095,000	2,095,000
2.30%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)		2,505,000	2,505,000
2.30%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)		2,695,000	2,695,000
2.30%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)		750,000	750,000
2.30%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)		3,200,000	3,200,000
2.30%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)		8,430,000	8,430,000
2.30%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)		8,000,000	8,000,000
2.30%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)		2,195,000	2,195,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
2.32%, 5/1/16, LOC: Allied Irish Bank (r)		2,600,000	2,600,000
2.33%, 6/1/26, LOC: Allied Irish Bank (r)		4,900,000	4,900,000
2.58%, 12/1/34, LOC: First Tennessee Bank (r)		3,500,000	3,500,000

Texas - 5.5%
Garland Texas Independent School District GO Bonds, 2.75%, 6/15/29,
BPA: DEPFA Bank plc, GA Texas Permanent School Funding (r)		5,000,000	5,000,000
HFDC of Central Texas Inc. Revenue VRDN, 2.32%, 5/15/38, LOC:
Sovereign Bank, C/LOC: KBC Bank (r)		6,500,000	6,500,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Texas - Cont'd
Tarrant County Texas IDA Revenue VRDN, 2.55%, 9/1/27, LOC:
First Bank of Missouri, FHLB,C/LOC: Wells Fargo (r)		$4,000,000	$4,000,000
Texas State Tax and Revenue Anticipation Notes, 3.00%, 8/31/05		30,000,000	30,070,124
Weslaco Texas Health Facilities Development Corp. VRDN, 2.43%,
6/1/23, Other: Lehman Liquidity Co. LLC (r)		13,055,000	13,055,000

Utah - 2.7%
Utah State Municipal Securities Trust Certificates Revenue VRDN,
2.48%, 5/6/13, LOC: Bear Stearns Capital Markets (r)		29,015,000	29,015,000

Virginia - 1.1%
Portsmouth Virginia IDA Revenue VRDN, 2.35%, 11/1/27, LOC:
Bank of America (r)		3,110,000	3,110,000
Suffolk Virginia IDA Revenue VRDN, 2.40%, 10/1/31,
LOC: Branch Bank & Trust (r)		8,500,000	8,500,000

Washington - 1.1%
King County Washington GO Bonds, 5.125%, 1/1/12,
IA Escrowed - U.S. Government Securities		6,340,000	6,415,591
Seattle Washington Municipal Light and Power Revenue Bonds,
1.80%, 7/13/05, LOC: JP Morgan Chase Bank (r)		5,000,000	5,000,000

West Virginia - 0.9%
Harrison County West Virginia IDA Revenue VRDN, 2.31%,
6/1/14, LOC: Wachovia Bank (r)		4,140,000	4,140,000
Weirton West Virginia Municipal Hospital Building Revenue
Bonds, 2.30%, 12/1/31, LOC: PNC Bank (r)		4,965,000	4,965,000

Wisconsin - 1.2%
Grafton Wisconsin IDA Revenue VRDN, 2.39%, 12/1/17, LOC:
U.S. Bank (r)		2,200,000	2,200,000
Milwaukee Wisconsin Redevelopment Authority Revenue VRDN,
2.30%, 12/1/30, LOC: Fannie Mae (r)		5,935,000	5,935,000
Wisconsin State Health and Educational Facilities Authority
Revenue VRDN, 2.35%, 11/1/23, LOC: U.S. Bank (r)		4,535,000	4,535,000

Wyoming - 1.1%
Gillette Wyoming Pollution Control Revenue VRDN, 2.43%,
1/1/18, LOC: Barclays Bank plc (r)		11,400,000	11,400,000

Other - 9.2%
ABN AMRO MuniTops Certificate Trust, 2.33%, 4/5/06,
BPA: ABN Amro Bank (r)		9,985,000	9,985,000
Freddie Mac Multifamily VRDN Certificates:
2.38%, 8/15/45, LOC: Freddie Mac (r)		19,771,935	19,771,935
2.43%, 1/15/47, LOC: Freddie Mac (r)		14,365,832	14,365,832
Roaring Fork Municipal Products LLC VRDN:
2.36%, 5/1/22, BPA: Bank of New York (r)		6,840,000	6,840,000
2.36%, 5/1/33, BPA: Bank of New York (r)		9,175,000	9,175,000
2.36%, 12/1/33, BPA: Bank of New York (r)		18,080,000	18,080,000

		Principal
Municipal Obligations - Cont'd		Amount	Value
Other - Cont'd
SunAmerica Trust Various States VRDN, 2.48%, 7/1/41,
LOC: Freddie Mac (r)		$19,700,000	$19,700,000

TOTAL INVESTMENTS (Cost $1,053,235,030) - 99.0%			1,053,235,030
Other assets and liabilities, net - 1.0%			10,748,461
Net Assets - 100%			$1,063,983,491

Net Assets Consist Of:
Par value and paid-in capital applicable to the following shares of beneficial interest , unlimited number of no par shares authorized:
Class O: 1,001,285,226 shares outstanding			$1,001,174,154
Institutional Class: 62,782,263 shares outstanding			62,781,007
Undistributed net investment income			54,604
Accumulated net realized gain (loss) on investments			(26,274)

Net Assets			$1,063,983,491

Net Assets Value Per Share
Class O: based on net assets of $1,001,200,412			$1.00
Institutional Class: based on net assets of $62,783,079			$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
June 30, 2005

	Principal
Municipal Obligations - 99.0%	Amount	Value
Alabama - 2.7%
Alabama State MFH Revenue Bonds, 3.15%, 9/1/30
(mandatory put, 7/1/07 @ 100) (r)	$3,215,000	$3,215,257
Alabama State MFH Revenue VRDN:
2.40%, 9/1/20 (r)	2,670,000	2,670,000
2.80%, 12/1/22 (r)	2,455,000	2,455,000
Series I 3.40%, 12/1/30 (r)	2,280,000	2,280,000
Series J 3.40%, 12/1/30 (r)	4,130,000	4,130,000
Alexander City Alabama Industrial Development Board Revenue
VRDN, 2.80%, 12/1/18 (r)	2,460,000	2,460,000
Birmingham Alabama Public Educational Building Authority Student
Housing Revenue VRDN, 2.30%, 6/1/30 (r)	8,525,000	8,525,000

Arizona - 0.4%
Glendale Arizona IDA Revenue Bonds, 2.90%, 12/1/14	1,400,000	1,388,422
Pinal County Arizona IDA and Solid Waste Disposal Revenue
VRDN, 2.65%, 5/1/27 (r)	1,250,000	1,250,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds, 4.45%,
3/1/28 (mandatory put, 3/1/08 @ 100) (r)	1,370,000	1,386,536

California - 7.9%
ABN AMRO MuniTops Certificate Trust, 2.30%, 7/5/06 (r)	2,800,000	2,800,000
California State Economic Recovery GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/07 @ 100) (r)	7,500,000	7,816,650
California State GO Bonds, 6.30%, 9/1/06	5,040,000	5,244,725
California State School Cash Reserve Program Authority Revenue Bonds,
4.00%, 7/6/06	2,500,000	2,537,575
California Statewide Communities Development MFH Special Tax Revenue
Bonds, 6.25%, 7/1/42 (mandatory put, 1/1/06 @ 100) (r)	4,625,000	4,623,613
Central California Unified School District COPs, 2.00%, 2/1/24
(mandatory put, 2/1/06 @ 100) (r)	2,000,000	1,990,440
Freemont California COPs, 1.70%, 8/1/25 (mandatory put,
8/1/05 @ 100) (r)	4,430,000	4,424,950
Long Beach California Harbor Revenue Refunding Bonds:
5.00%, 5/15/08	5,485,000	5,790,240
5.00%, 5/15/09	5,000,000	5,346,050
Los Angeles California Regional Airports Improvement Corp. Revenue
VRDN, 2.26%, 12/1/25 (r)	17,000,000	17,000,000
Oxnard California Industrial Development Financing Authority VRDN,
2.66%, 12/1/34 (r)	1,230,000	1,230,000
Pittsburg California Redevelopment Agency Tax Allocation VRDN,
2.25%, 9/1/35 (r)	8,000,000	8,000,000
San Bernardino County California MFH Revenue Bonds, 6.25%,
7/1/42 (mandatory put, 12/1/05 @ 100)	3,500,000	3,500,140
Sulphur Springs California Union School District COPs, 3.10%, 3/1/27
(mandatory put 9/1/09 @ 100)	2,500,000	2,511,225
Vallejo California MFH Revenue VRDN, 2.28%, 1/1/08 (r)	1,200,000	1,200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Colorado - 4.4%
Arapahoe County Colorado Dove Valley Metropolitan District GO Bonds:
1.95%, 5/1/20 (mandatory put, 11/1/05 @ 100) (r)	$5,020,000	$5,007,249
3.30%, 11/1/20 (mandatory put, 11/1/05 @ 100) (r)	1,890,000	1,893,553
3.30%, 11/1/25 (mandatory put, 11/1/05 @ 100) (r)	5,775,000	5,785,857
1.95%, 11/1/34 (mandatory put, 11/1/05 @ 100) (r)	1,000,000	996,820
Colorado State Housing and Finance Authority Revenue Bonds,
1.75%, 8/1/05	8,000,000	7,993,680
Denver City and County Colorado Airport Revenue Bonds:
4.00%, 11/15/05	1,300,000	1,305,915
5.00%, 11/15/07	5,200,000	5,417,100
Lakewood City Colorado Plaza Metropolitan District Public Number
1 Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	8,031,450
Triview Colorado Metropolitian District GO Bonds, 2.10%, 11/1/23
(mandatory put 11/1/05 @100) (r)	4,865,000	4,850,454

Connecticut - 1.1%
Connecticut State Health & Educational Facility Authority Revenue
VRDN, 2.45%, 7/1/36 (r)	10,000,000	10,000,000

Delaware - 0.6%
Delaware State Health Facilities Authority Revenue VRDN,
2.25%, 6/1/32 (r)	5,500,000	5,435,870

District of Columbia - 0.1%
District of Columbia COPs, 5.00%, 1/1/06	1,000,000	1,010,960

Florida - 4.4%
Florida State Higher Educational Facilities Financial Authority Revenue
VRDN, 2.28%, 1/1/19 (r)	6,000,000	6,000,000
Gulf Breeze Florida Public Improvement Revenue VRDN, 2.29%,
12/1/20 (r)	1,575,000	1,575,000
Hillsborough County Florida MFH Revenue Bonds, 2.125%, 1/1/07	5,000,000	4,900,200
Lakeland Florida Educational Facilities Revenue VRDN, 2.28%,
9/1/29 (r)	7,000,000	7,000,000
Lee County Florida Solid Waste System Revenue Bonds,
5.25%, 10/1/07	7,485,000	7,852,214
Palm Beach County Florida Revenue VRDN, 2.00%, 3/1/34 (r)	2,400,000	2,395,632
University Athletic Association, Inc.:
2.20%, 10/1/31 (mandatory put, 10/1/05 @ 100)	6,400,000	6,391,808
2.80%, 10/1/31 (mandatory put, 10/1/08 @ 100) (r)	1,285,000	1,270,492
Volusia County Florida School Board COPs, 4.50%, 8/1/06	3,960,000	4,034,131

Georgia - 0.9%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j) (r)	3,900,000	1,778,166
De Kalb Georgia Private Hospital Authority Revenue VRDN,
2.28%, 3/1/24 (r)	2,000,000	2,000,000
Fulton County Georgia GO Bonds, 3.50%, 12/30/05	5,000,000	5,024,250

Hawaii - 0.8%
Honolulu Hawaii MFH Revenue VRDN, 3.35%, 6/1/20 (r)	7,825,000	7,825,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Illinois - 3.3%
Cook County Illinois Community Consolidated School District GO Bonds:
4.00%, 1/1/06	$1,000,000	$1,006,700
4.00%, 1/1/07	3,590,000	3,655,625
Illinois State Development Finance Authority Pollution Control
Revenue Bonds, 7.375%, 7/1/21	17,000,000	18,093,610
Illinois State Health Facilities Authority Revenue VRDN, 2.30%,
1/1/16 (r)	3,100,000	3,100,000
Illinois State Metropolitan Pier and Exposition Authority Revenue VRDN,
2.31%, 12/15/23 (r)	4,120,000	4,120,000
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,316,924

Indiana - 4.0%
Allen County Indiana Economic Development Revenue VRDN, 2.52%,
11/1/09 (r)	2,250,000	2,250,000
Indiana State Development Finance Authority Revenue VRDN, 2.52%,
7/1/18 (r)	1,725,000	1,725,000
Indiana State Transportation Finance Airport Facilities Authority Revenue
Bonds, 2.50%, 11/1/18 (mandatory put, 11/1/05 @ 100) (r)	20,000,000	20,000,000
Indianapolis Indiana Local Public Improvement Bond Bank, 2.50%,
7/12/05	10,573,000	10,573,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
2.60%, 5/1/18 (r)	2,150,000	2,150,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
2.70%, 11/1/18 (r)	1,180,000	1,180,000

Iowa - 0.9%
Ankeny Iowa GO Bonds, 3.50%, 6/1/07	5,000,000	5,012,700
Coralville Iowa GO Bonds, 5.00%, 6/1/07	3,350,000	3,454,051

Kansas - 0.8%
Olathe Kansas Health Revenue Bonds, 2.00%, 9/1/22
(mandatory put, 9/1/05 @ 100) (r)	7,250,000	7,239,778

Kentucky - 3.0%
Kentucky State Association of Counties Advance Revenue Program
Tax and Revenue Anticipation COPs, 4.00%, 6/30/06	5,000,000	5,067,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 2.56%, 6/1/34 (r)	2,089,500	2,089,500
Russell Kentucky Bon Secours Health System Revenue Bonds, 5.85%,
11/15/05	10,000,000	10,122,000
Russell Kentucky Floating Rate Trust Receipts Revenue Bonds, 2.41%,
11/15/05 (r)	11,100,000	11,100,000

Louisiana - 4.0%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds:
6.25%, 7/1/05	5,400,000	5,400,000
6.25%, 12/1/07 (r)	16,000,000	15,999,680

	Principal
Municipal Obligations - Cont'd	Amount	Value
Louisiana - Cont'd
Louisiana State Correctional Facilities Corporate Lease Revenue Bonds:
5.00%, 12/15/05	$4,340,000	$4,381,924
5.00%, 12/15/06	4,675,000	4,808,845
Louisiana State HFA Mortgage Revenue VRDN, 2.48%, 12/7/34 (r)	2,435,000	2,435,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100) (r)	5,000,000	5,003,700

Maryland - 2.1%
Baltimore Maryland Revenue Bonds, 4.692%, 12/1/09	3,909,164	3,909,164
Maryland State Community Development Administration Department of
Housing & Community Development Revenue Bonds, 2.05%, 3/1/20
(mandatory put, 12/5/05 @ 100) (r)	13,000,000	12,949,950
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 2.30%, 4/1/31 (r)	695,000	695,000
Prince Georges County Maryland COPs, 4.00%, 9/1/06	1,705,000	1,730,694

Massachusetts - 3.5%
Hudson Massachusetts IDA Revenue VRDN, 3.15%, 10/1/13 (r)	650,000	650,000
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,631,050
Massachusetts State GO VRDN, 2.45%, 11/1/14 (r)	4,995,000	4,995,000
Massachusetts State Health and Educational Facilities Authority Revenue
Bonds, 4.50%, 10/1/26 (mandatory put, 4/1/06 @ 100) (r)	6,390,000	6,449,108
Massachusetts State Health and Educational Facilities Authority Revenue
SAVR, 1.90%, 6/1/35 (r)	15,000,000	14,972,850

Michigan - 3.3%
Detroit Michigan Sewer Disposal Revenue Bonds, 1.55%, 7/1/31
(mandatory put, 8/4/05 @ 100) (r)	1,000,000	998,790
Michigan State Municipal Bond Authority Revenue Bonds:
3.00%, 8/23/05	7,000,000	7,003,290
3.75%, 3/21/06	10,000,000	10,081,800
Wayne State University General Revenue SAVR, 2.70%, 11/15/32 (r)	2,950,000	2,950,000
Western Michigan University Revenue Bonds, 3.05%, 11/15/30 (r)	10,000,000	10,000,000

Minnesota - 1.5%
Minnesota State GO Bonds, 4.00%, 8/1/05	7,230,000	7,238,821
St. Paul Minnesota Port Authority Revenue Bonds, 3.00%, 7/1/12
(mandatory put, 7/1/06 @ 100)	4,780,000	4,738,796
St. Paul Minnesota Port Authority Revenue VRDN, 2.55%, 6/1/19 (r)	2,505,000	2,505,000

Mississippi - 0.1%
Mississippi State Development Bank SO Revenue VRDN, 2.38%,
12/1/23 (r)	500,000	500,000

Missouri - 1.9%
St. Louis Missouri IDA Revenue VRDN, 2.73%, 1/1/21 (r)	9,300,000	9,300,000
St. Louis Missouri Municipal Finance Corp. Leasehold Revenue Bonds,
4.00%, 7/15/06	8,540,000	8,656,315

	Principal
Municipal Obligations - Cont'd	Amount	Value
New York - 7.3%
Albany New York IDA Revenue VRDN, 2.43%, 6/1/34 (r)	$6,425,000	$6,425,000
Dutchess County New York Resource Recovery Agency Revenue Bonds,
3.65%, 12/28/07	7,400,000	7,410,582
Monroe County New York IDA Revenue VRDN, 2.35%, 12/1/34 (r)	1,600,000	1,600,000
New York City New York GO Bonds:
5.00%, 8/1/05	9,400,000	9,418,706
5.45%, 8/1/05 (Prerefunded Series L)	4,840,000	4,852,536
5.45%, 8/1/05 (Unrefunded Series L)	5,160,000	5,172,178
5.00%, 8/1/07	5,000,000	5,215,300
5.375%, 8/1/09	8,000,000	8,544,720
New York State GO Bonds, 3.00%, 4/15/08	4,695,000	4,701,996
New York State Urban Development Corp. Correctional and Youth Facility
Services Revenue Bonds:
5.00%, 1/1/06	5,000,000	5,055,800
5.25%, 1/1/21 (mandatory put, 1/1/09 @ 100)	4,000,000	4,263,120
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (Prerefunded 1/1/12 @ 100)	5,000,000	5,567,250

North Dakota - 0.5%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.35%, 11/1/19 (r)	4,360,000	4,352,457

Oklahoma - 1.9%
Oklahoma State Housing Development Authority Revenue Bonds, 5.30%,
11/1/05	5,625,000	5,668,256
Tulsa County Oklahoma IDA Revenue Bonds, 5.00%, 4/20/47	3,025,000	1,172,914
Tulsa Oklahoma MFH Revenue Notes, 6.25%, 7/1/05 (b) (e)	14,200,000	10,895,660

Pennsylvania - 5.7%
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%, 5/1/31
(mandatory put, 5/1/08 @ 100) (r)	4,150,000	4,150,000
Erie Pennsylvania Higher Educational Building Authority Revenue Bonds,
3.25%, 11/1/23 (mandatory put, 11/1/06 @ 100) (r)	5,325,000	5,336,076
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
2.90%, 5/1/25 (mandatory put, 5/1/06 @ 100) (r)	3,900,000	3,903,900
Series E4, 1.70%, 11/1/29 (mandatory put, 11/1/05 @ 100) (r)	3,900,000	3,884,751
Series E5, 1.70%, 11/1/29 (mandatory put, 11/1/05 @ 100) (r)	10,100,000	10,060,509
4.00%, 11/1/32 (mandatory put, 11/1/05 @ 100) (r)	3,500,000	3,514,245
2.75%, 11/1/34 (mandatory put, 11/1/07 @ 100) (r)	5,070,000	5,022,088
Pennsylvania State Higher Educational Facilities Authority Revenue VRDN,
1.95%, 11/1/27 (r)	10,000,000	9,973,200
Pittsburgh Pennsylvania GO Bond, 5.00%, 9/1/07	5,000,000	5,217,200
Temple University of the Commonwealth System Pennsylvania Revenue
Bonds, 4.00%, 4/28/06	2,000,000	2,020,220

Puerto Rico - 0.5%
Puerto Rico Commonwealth Housing Finance Corp. Revenue VRDN,
2.48%, 2/7/10 (r)	4,645,000	4,645,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
South Carolina - 2.2%
Dorchester County South Carolina IDA Revenue VRDN, 3.00%,
10/1/24 (r)	$5,100,000	$5,100,000
South Carolina State MFH Authority Revenue Bonds, 6.25%,
1/1/05 (i)	16,300,000	15,566,500

Tennessee - 2.0%
Metropolitan Government Nashville & Davidson County Tennessee Health
& Educational Facilities Revenue VRDN, 2.29%, 12/1/27 (r)	3,500,000	3,500,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
Series III-A-2, 2.30%, 6/1/18 (r)	4,715,000	4,715,000
Series III-B-3, 2.30%, 6/1/18 (r)	3,170,000	3,170,000
2.30%, 6/1/20 (r)	2,570,000	2,570,000
2.26%, 6/1/20 (r)	350,000	350,000
2.30%, 6/1/30 (r)	1,390,000	1,390,000
Tennessee State School Bond Authority Revenue Bonds, 5.50%,
5/1/12	3,035,000	3,152,454

Texas - 13.2%
Dallas Texas GO Bonds, 4.00%, 2/15/07	4,515,000	4,605,797
El Paso County Texas Housing Finance Corp. MFH Revenue Bonds,
6.25%, 8/1/32 (mandatory put, 8/1/05 @ 100)	10,000,000	9,998,100
Garland Texas Independent School District GO Bonds,
2.75%, 6/15/29 (r)	3,250,000	3,255,005
Harris County Texas GO Bonds, 5.00%, 10/1/09	5,130,000	5,267,792
Houston Texas Airport System Revenue Bonds, 6.00%, 7/1/07	4,030,000	4,259,267
Red River Texas Educational Finance Revenue Bonds, 3.10%,
12/1/31 (mandatory put, 12/3/07 @ 100) (r)	2,500,000	2,476,500
Spring Texas Independent School District GO Bonds:
5.00%, 8/15/28 (mandatory put, 8/15/06 @ 100)	3,000,000	3,070,590
5.00%, 8/15/29 (mandatory put, 8/15/08 @ 100)	3,500,000	3,684,520
Tarrant County Texas Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	10,510,722
Tarrant County Texas Housing Finance Corp. Revenue Bonds:
6.25%, 3/1/04 (b) (f)	13,100,000	9,170,000
6.25%, 6/1/04 (g)	6,000,000	4,500,000
6.25%, 4/1/07 (h)	7,450,000	6,705,000
Texas State Tax and Revenue Anticipation Notes, 3.00%, 8/31/05	55,000,000	55,035,750
Weslaco Texas Health Facilities Development Corp. VRDN, 2.43%,
6/1/23 (r)	1,795,000	1,795,000

Utah - 0.1%
Utah State Municipal Securities Trust Certificates Revenue VRDN,
2.48%, 5/6/13 (r)	665,000	665,000

Vermont - 1.3%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
2.55%, 11/1/21 (r)	7,115,000	7,115,000
2.45%, 1/1/33 (r)	3,845,000	3,845,000
2.30%, 7/1/33 (r)	1,300,000	1,300,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virginia - 2.1%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	$3,000,000	$3,051,420
Louisa Virginia IDA Solid Waste and Sewer Disposal Revenue Bonds,
2.35%, 4/1/22 (mandatory put, 4/1/07 @ 100) (r)	10,000,000	9,800,200
Richmond Virginia IDA Revenue VRDN, 2.24%, 5/1/35 (r)	7,000,000	7,000,000

Washington - 1.9%
King County Washington GO Bonds, 5.25%, 1/1/13	6,170,000	6,251,752
Portland Washington GO Bonds, 5.25%, 9/1/05	1,485,000	1,491,103
Seattle Washington Municipal Light and Power Revenue Bonds,
1.80%, 7/13/05	7,000,000	7,000,000
Washington State Housing Finance Commission Revenue VRDN,
2.59%, 8/1/19 (r)	2,930,000	2,930,000

West Virginia - 3.4%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
2.30%, 12/1/31 (r)	9,335,000	9,335,000
West Virginia State Economic Development Authority Commercial
Revenue Bonds, 6.68%, 4/1/25 (r)	22,835,000	22,725,392

Wisconsin - 0.9%
Wisconsin State Health and Educational Facilities Authority
Revenue VRDN, 2.35%, 11/1/23 (r)	2,765,000	2,765,000
Wisconsin State Petroleum Revenue Bonds, 5.00%, 7/1/07	6,000,000	6,134,400

Other - 4.3%
ABN AMRO Munitops Certificate Trust, 2.33%, 4/5/06 (r)	7,600,000	7,600,000
Class B Certificate Trust Revenue COPs, 2.78%, 7/1/41 (r)	5,000,000	5,000,000
Munimae Trusts:
4.60%, 1/13/11 (mandatory put, 12/17/06 @ 100)	7,045,000	7,127,356
4.60%, 12/16/16 (mandatory put, 12/17/06 @ 100)	7,805,000	7,897,021
Roaring Fork Municipal Products LLC VRDN:
2.36%, 5/1/22 (r)	5,000,000	5,000,000
2.36%, 5/1/33 (r)	1,000,000	1,000,000
2.36%, 12/1/33 (r)	1,000,000	1,000,000
Various States Series Trust Certificate Revenue VRDN, 2.78%,
12/1/30 (r)	5,625,000	5,625,000

Total Municipal Obligations (Cost $946,041,101)		930,342,594

U.S. Government Agencies And Instrumentalities - 0.0%
Freddie Mac Multifamily VRDN Certificates, 2.38%, 8/15/45 (r)	21,773	21,773

Total U.S. Government Agencies and
Instrumentalities (Cost $21,773)		21,773

TOTAL INVESTMENTS (Cost $946,062,874) - 99.0%		930,364,367
Other assets and liabilities, net - 1.0%		9,033,583
Net Assets - 100%		$939,397,950

net assets consist of:
Paid-in capital applicable to 88,843,376 shares of beneficial interest, unlimited number of no par shares authorized		$957,375,511
Undistributed net investment income		170,590
Accumulated net realized gain (loss) on investments		(2,449,644)
Net unrealized appreciation (depreciation)on investments		(15,698,507)

Net Assets		$939,397,950

Net Asset Value Per Share		$10.57

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
June 30, 2005

	Principal
Municipal Obligations - 98.1%	Amount	Value
California - 19.6%
California Educational Facilities Authority Revenue Bonds, 6.625%,
6/1/20	$1,490,000	$1,639,402
California State Department of Water Resources Revenue Bonds,
5.375%, 5/1/17	2,000,000	2,217,460
Covina-Valley California Unified School District Revenue Bonds,
5.50%, 8/1/26	2,400,000	2,680,776
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,618,473
5.25%, 12/1/23	1,000,000	1,094,800
Perris Union High School District Capital Appreciation Certificates,
Zero Coupon through 10/1/05, 6.00% thereafter to 10/1/30	1,000,000	1,073,170
San Buenaventura California COPs, 5.00%, 3/1/34	1,950,000	2,063,724

Colorado - 3.5%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,227,620

Florida - 13.8%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,779,380
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,270,000	1,298,740
Reedy Creek Florida Improvement District Utilities Revenue Bonds,
5.00%, 10/1/23	3,245,000	3,512,713
Volusia County Florida School Board COPs, 5.00%, 8/1/17	1,025,000	1,129,929

Illinois - 2.8%
Illinois State Metropolitan Pier and Exposition Authority Dedicated State Tax
Revenue Bonds, 5.75%, 6/15/41	500,000	564,600
Illinois State Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08	1,135,000	1,197,595

Kentucky - 3.6%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35 (mandatory put,
6/1/23 @ 100) (r)	2,210,000	2,293,450

Louisiana - 1.7%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,095,580

Maryland - 1.8%
Cecil County Maryland Health Department COPs, 7.875%, 7/1/14	919,000	923,714
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (k)	500,000	218,645

Massachusetts - 4.9%
Massachusetts State Turnpike Authority Revenue Bonds, 5.00%, 1/1/37	3,000,000	3,085,290

	Principal
Municipal Obligations - Cont'd	Amount	Value
Michigan - 4.6%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	$1,000,000	$1,026,810
Jackson County Michigan Building Authority GO Bonds,
5.125%, 5/1/30	1,730,000	1,872,690

New Mexico - 3.9%
University of New Mexico Revenue Bonds, 5.00%, 1/1/20	2,310,000	2,475,974

New York - 7.9%
Irvington New York Union Free School District GO Bonds,
4.50%, 4/1/27	1,000,000	1,014,620
New York State Dormitory Authority Revenue Bonds, 5.25%, 7/1/19	1,825,000	2,095,301
New York State Urban Development Corp. Revenue Bonds,
5.25%, 1/1/14	1,685,000	1,889,374

Ohio - 5.0%
Hilliard Ohio School District GO Bonds, 5.00%, 12/1/27	2,895,000	3,126,803

Oklahoma - 2.5%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,581,390

Puerto Rico - 2.1%
Puerto Rico Commonwealth GO Bonds, 5.00%, 7/1/30 (mandatory put,
7/1/12 @ 100)(r)	1,200,000	1,286,280

Rhode Island - 1.0%
Rhode Island Port Authority and Economic Development Corp. Airport
Revenue Bonds, 7.00%, 7/1/14	500,000	591,710

South Carolina - 1.7%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.10%, 1/1/08	1,025,000	1,075,010

Tennessee - 1.4%
Blount County Tennessee Public Building Authority Revenue VRDN,
2.25%, 6/1/32 (r)	200,000	200,000
Sevier County Tennessee Public Building Authority Revenue VRDN,
2.26%, 6/1/25 (r)	695,000	695,000

Texas - 5.3%
North Forest Texas Independent School District GO Bonds, 6.25%,
8/15/16	1,045,000	1,062,577
Tarrant County Texas Health Facilities Development Corp. Revenue
Bonds, 5.75%, 2/15/15	2,000,000	2,309,220

Utah - 2.7%
Utah State Building Ownership Authority Lease Revenue Bonds,
5.00%, 5/15/20	1,620,000	1,732,865

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virgin Island - 1.8%
Virgin Islands Public Finance Authority Revenue Bonds,
6.375%, 10/1/19	$1,000,000	$1,146,680

Virginia - 3.0%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,872,754

West Virginia - 1.6%
West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds, 6.68%, 4/1/25 (r)	992,500	987,736

Wisconsin - 1.9%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,219,464

TOTAL INVESTMENTS (Cost $59,574,653) - 98.1%		61,977,319
Other assets and liabilities, net - 1.9%		1,228,336
Net Assets - 100%		$63,205,655

net assets consist of:
Paid-in capital applicable to 3,762,602 Class A shares of beneficial interest, unlimited number of no par shares authorized		$61,205,295
Undistributed net investment income		48,007
Accumulated net realized gain (loss) on investments		(306,717)
Net unrealized appreciation (depreciation)on investments		2,259,070

Net Assets		$63,205,655

Net Asset Value Per Share		$16.80

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
10 Year US Treasury Notes	140	9/05	$15,885,625	($143,596)

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net assets

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security has been restructured from an original maturity date of October 15, 2003. Security is currently in default for interest. Accrued interest as of June 30, 2005 totaled $1,182,361 and includes past due interest accrued since and due on April 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing will result in the recovery of accrued interest and settlement of principal. Subsequent to period end, the maturity date was extended to August 31, 2005.

(f) Security has been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of June 30, 2005 totaled $1,091,667 and includes past due interest accrued since and due on September 1, 2004.

(g) Security has been restructured from an original maturity date of October 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of June 30, 2005 totaled $468,750 and includes past due interest accrued since and due on June 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal.

(h) Security is currently in default for interest. Accrued interest as of June 30, 2005 totaled $465,625 and includes past due interest accrued since and due on October 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal.

(i) Security has been restructured from an original maturity date of March 1, 2004. Security is currently in default for both principal and interest. Accrued interest as of June 30, 2005 totaled $509,375 and includes past due interest accrued since and due on June 1, 2005. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal. Subsequent to period end, interest payments totaling $255,010 were applied towards past due interest.

(j) Security is currently in default for interest. Accrued interest as of June 30, 2005 totaled $233,253 and includes past due accrued since and due on January 1, 2005.

(k) Interest payments have been deferred until July 1, 2006. At June 30, 2005 accumulated deferred interest totaled $93,088 and includes interest accrued since and due on October 1, 2003.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

BPA: Board-Purchase Agreement

CA: Collateral Agreement

C/LOC: Confirming Letter of Credit

GA: Guaranty Agreement

GIC: Guaranteed Investment Contract

LOC: Letter of Credit

SWAP: Swap Agreement

Abbreviations:

COPs: Certificates of Participation

GO: General Obligation

HFA: Housing Finance Authority

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LO: limited Obligation

MFH: Multi-Family Housing

SAVR: Select Action Variable Rate

SO: Special Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Six Months Ended June 30, 2005

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$12,178,289	$15,930,953	$1,580,607

Expenses:
Investment advisory fee	1,191,424	2,883,478	188,107
Transfer agency fees and expenses	681,659	320,997	18,083
Distribution Plan expenses:
Class A	--	--	28,216
Trustees' fees and expenses	31,733	27,321	1,792
Administrative fees:
Class O	1,359,133	--	--
Class A	--	36,152	2,150
Institutional Class	11,797	--	--
Accounting fees	46,644	49,153	8,593
Custodian fees	33,820	33,041	7,316
Insurance	122,331	11,508	488
Registration fees	22,769	24,834	7,962
Reports to shareholders	121,119	42,077	7,018
Professional fees	17,160	13,463	8,854
Miscellaneous	87,908	28,690	3,456
Total expenses	3,727,497	3,470,714	282,035
Fees waived:
Class A	--	--	(2,126)
Fees paid indirectly	(59,288)	(37,230)	(3,137)
Net expenses	3,668,209	3,433,484	276,772

Net Investment Income	8,510,080	12,497,469	1,303,836

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
Investments	(811)	(244,835)	484,209
Futures	--	--	(300,927)
	(811)	(244,835)	183,282

Change in unrealized appreciation (depreciation) on:
Investments	--	(3,995,830)	345,100
Futures	--	--	52,033
	--	(3,995,830)	397,133

Net Realized and Unrealized
Gain (Loss) on Investments	(811)	(4,240,665)	580,415

Net Increase (Decrease) in Net Assets
Resulting from Operations	$8,509,269	$8,256,804	$1,884,250

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$8,510,080	$6,791,220
Net realized gain (loss)	(811)	(28,863)
Net increase from payments by Affiliates	--	131,488

Increase (Decrease) in Net Assets
Resulting from Operations	8,509,269	6,893,845

Distributions to shareholders from:
Net investment income:
Class O shares	(8,038,296)	(6,355,582)
Institutional Class shares	(452,909)	(442,422)
Total distributions	(8,491,205)	(6,798,004)

Capital share transactions:
Shares sold:
Class O shares	444,405,282	856,553,354
Institutional Class shares	274,261,882	615,007,218
Reinvestment of distributions:
Class O shares	7,900,810	6,255,274
Institutional Class shares	365,790	209,602
Shares redeemed:
Class O shares	(520,246,113)	(961,078,976)
Institutional Class shares	(241,579,851)	(682,699,802)
Total capital share transactions	(34,892,200)	(165,753,330)

Total Increase (Decrease) in Net Assets	(34,874,136)	(165,657,489)

Net Assets
Beginning of period	1,098,857,627	1,264,515,116
End of period (including undistributed net investment income of $54,604 and $35,729, respectively)	$1,063,983,491	$1,098,857,627

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2005	2004
Shares sold:
Class O shares	444,405,282	856,553,354
Institutional Class shares	274,261,882	615,007,218
Reinvestment of distributions:
Class O shares	7,900,810	6,255,274
Institutional Class shares	365,790	209,602
Shares redeemed:
Class O shares	(520,246,113)	(961,078,976)
Institutional Class shares	(241,579,851)	(682,699,802)
Total capital share activity	(34,892,200)	(165,753,330)

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$12,497,469	$27,515,781
Net realized gain (loss)	(244,835)	(2,215,428)
Change in unrealized appreciation or (depreciation)	(3,995,830)	(16,694,569)

Increase (Decrease) in Net Assets
Resulting from Operations	8,256,804	8,605,784

Distributions to shareholders from:
Net investment income	(12,439,162)	(27,560,484)

Capital share transactions:
Shares sold	97,389,868	606,704,553
Reinvestment of distributions:	9,396,896	19,640,761
Redemption fees	1,130	164
Shares redeemed	(373,215,322)	(1,056,739,266)
Total capital share transactions	(266,427,428)	(430,393,788)

Total Increase (Decrease) in Net Assets	(270,609,786)	(449,348,488)

Net Assets
Beginning of period	1,210,007,736	1,659,356,224
End of period (including undistributed net investment income of $170,590 and $112,283, respectively)	$939,397,950	$1,210,007,736

Capital Share Activity
Shares sold	9,187,803	56,714,687
Reinvestment of distributions	888,474	1,842,312
Shares redeemed	(35,233,859)	(99,054,653)
Total capital share activity	(25,157,582)	(40,497,654)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,303,835	$2,598,076
Net realized gain (loss)	183,282	(485,486)
Change in unrealized appreciation or (depreciation)	397,133	(860,605)

Increase (Decrease) in Net Assets
Resulting from Operations	1,884,250	1,251,985

Distributions to shareholders from:
Net investment income	(1,277,182)	(2,589,353)

Capital share transactions:
Shares sold	1,532,485	4,375,048
Reinvestment of distributions	1,112,400	2,167,250
Shares redeemed	(3,356,774)	(13,442,045)
Total capital share transactions	(711,889)	(6,899,747)

Total Increase (Decrease) in Net Assets	(104,821)	(8,237,115)

Net Assets
Beginning of period	63,310,476	71,547,591
End of period (including undistributed net investment income
of $48,007 and $21,354, respectively)	$63,205,655	$63,310,476

Capital Share Activity
Shares sold	91,633	261,574
Reinvestment of distributions	66,603	130,084
Shares redeemed	(200,518)	(812,708)
Total capital share activity	(42,282)	(421,050)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, securities valued at $20,065,660, or 2.1% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or five days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Portfolio, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $194,920, $434,982, and $31,256 was payable at period end for Money Market, Limited-Term, and Long Term, respectively. In addition, $109,036, $72,346, and $7,192 was payable at period end for operating expenses paid by the Advisor during June 2005, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $219,917 and $5,956 was payable at period end for Money Market and Limited-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. Under terms of the agreement $4,688 was payable at period end for Long-Term.

The Distributor received $12,086 and $3,609 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the six months ended June 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $349,058, $27,215, and $1,899 for the six months ended June 30, 2005 for Money Market, Limited-Term and Long-Term, respectively. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under terms of the agreement $56,318, $4,481, and $335 was payable at period end for Money Market, Limited-Term, and Long-Term, respectively.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$131,871,902	$28,735,216
Sales	193,057,852	27,645,701

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of June 30, 2005 and the net capital loss carryforwards with expiration dates as of December 31, 2004.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,053,235,030	$946,060,230	$59,570,557
Unrealized appreciation	--	1,528,071	2,702,671
Unrealized (depreciation)	--	(17,223,934)	(295,909)
Net appreciation (depreciation)	--	($15,695,863)	$2,406,762

Capital Loss Carryforwards
Expiration Date	Money Market	Limited-Term	Long-Term
December 31, 2012	$25,463	$2,204,809	$683,754

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2005, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$310,055,925	$200,126,144	$5,350,000
Sales	155,435,000	290,707,209	5,350,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$527,492	3.16%	$12,789,443	April 2005
Limited-Term	335,607	3.45%	9,607,446	April 2005
Long-Term	6,910	3.36%	122,159	June 2005

Money Market Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.008	.006	.005
Distributions from
Net investment income	(.008)	(.006)	(.005)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.77%	.58%(x)	.50%
Ratios to average net assets: A
Net investment income	1.54% (a)	.57%	.49%
Total expenses	.70% (a)	.70%	.67%
Expenses before offsets	.70% (a)	.69%	.67%
Net expenses	.69% (a)	.69%	.67%
Net assets, ending (in thousands)	$1,001,200	$1,069,129	$1,167,378

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.024	.039
Distributions from
Net investment income	(.009)	(.024)	(.039)
Net realized gain	--	**	--
Total distributions	(.009)	(.024)	(.039)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.89%	2.47%	3.95%
Ratios to average net assets: A
Net investment income	.90%	2.41%	3.87%
Total expenses	.68%	.63%	.65%
Expenses before offsets	.68%	.63%	.65%
Net expenses	.67%	.61%	.63%
Net assets, ending (in thousands)	$1,085,825	$1,254,312	$1,253,987

See notes to financial statements.

Money Market Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Institutional Class	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.009	.008
Distributions from
Net investment income	(.009)	(.009)	(.008)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.91%	.90%(x)	.83%
Ratios to average net assets: A
Net investment income	1.95% (a)	.87%	.85%
Total expenses	.38% (a)	.38%	.35%
Expenses before offsets	.38% (a)	.37%	.35%
Net expenses	.37% (a)	.37%	.35%
Net assets, ending (in thousands)	$62,783	$29,729	$97,137

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	.028	.042
Distributions from
Net investment income	.012	(.028)	(.042)
Net realized gain	--	**	--
Total distributions	(.012)	(.028)	(.042)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.24%	2.82%	4.30%
Ratios to average net assets: A
Net investment income	1.24%	2.82%	4.26%
Total expenses	.34%	.30%	.31%
Expenses before offsets	.34%	.30%	.31%
Net expenses	.34%	.28%	.29%
Net assets, ending (in thousands)	$173,443	$158,362	$300,393

See notes to financial statements.

Limited-Term Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.61	$10.74	$10.74
Income from investment operations
Net investment income	.12	.20	.20
Net realized and unrealized gain (loss)	(.04)	(.13)	**
Total from investment operations	.08	.07	.20
Distributions from
Net investment income	(.12)	(.20)	(.20)
Net realized gain	--	--	**
Total distributions	(.12)	(.20)	(.20)
Total increase (decrease) in net asset value	(.04)	(.13)	.00
Net asset value, ending	$10.57	$10.61	$10.74

Total return*	.80%	.62%	1.91%
Ratios to average net assets: A
Net investment income	2.33% (a)	1.80%	1.88%
Total expenses	.65% (a)	.59%	.57%
Expenses before offsets	.65% (a)	.59%	.57%
Net expenses	.64% (a)	.59%	.57%
Portfolio turnover	24% (a)	39%	31%
Net assets, ending (in thousands)	$939,398	$1,210,008	$1,659,356

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.69	$10.66	$10.64
Income from investment operations
Net investment income	.28	.44	.45
Net realized and unrealized gain (loss)	.05	.03	.02
Total from investment operations	.33	.47	.47
Distributions from
Net investment income	(.28)	(.44)	(.45)
Net realized gain	**	--	--
Total distributions	(.28)	(.44)	(.45)
Total increase (decrease) in net asset value	.05	.03	.02
Net asset value, ending	$10.74	$10.69	$10.66

Total return*	3.11%	4.46%	4.53%
Ratios to average net assets: A
Net investment income	2.57%	4.09%	4.22%
Total expenses	.62%	.70%	.72%
Expenses before offsets	.62%	.70%	.72%
Net expenses	.62%	.69%	.70%
Portfolio turnover	47%	63%	82%
Net assets, ending (in thousands)	$1,348,434	$670,479	$463,465

See notes to financial statements.

Long-Term Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.64	$16.93	$17.03
Income from investment operations
Net investment income	.35	.65	.69
Net realized and unrealized gain (loss)	.15	(.29)	.11
Total from investment operations	.50	.36	.80
Distributions from
Net investment income	(.34)	(.65)	(.69)
Net realized gains	--	--	(.21)
Total distributions	(.34)	(.65)	(.90)
Total increase (decrease) in net asset value	.16	(.29)	(.10)
Net asset value, ending	$16.80	$16.64	$16.93

Total return*	3.02%	2.20%	4.77%
Ratios to average net assets: A
Net investment income	4.16% (a)	3.91%	3.96%
Total expenses	.90% (a)	.89%	.86%
Expenses before offsets	.89% (a)	.88%	.85%
Net expenses	.88% (a)	.88%	.85%
Portfolio turnover	47%	151%	219%
Net assets, ending (in thousands)	$63,206	$63,310	$71,548

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$16.20	$16.46	$15.30
Income from investment operations
Net investment income	.70	.73	.77
Net realized and unrealized gain (loss)	1.02	(.13)	1.15
Total from investments	1.72	.60	1.92
Distributions from
Net investment income	(.72)	(.73)	(.76)
Net realized gains	(.17)	(.13)	--
Total distributions	(.89)	(.86)	(.76)
Total increase (decrease) in net asset value	.83	(.26)	1.16
Net asset value, ending	$17.03	$16.20	$16.46

Total return*	10.84%	3.68%	12.93%
Ratios to average net assets: A
Net investment income	4.22%	4.47%	4.89%
Total expenses	.87%	.87%	.90%
Expenses before offsets	.86%	.87%	.90%
Net expenses	.85%	.85%	.85%
Portfolio turnover	113%	85%	85%
Net assets, ending (in thousands)	$74,231	$63,329	$52,517

See notes to financial statements.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

** Amount was less than .001 per share.

(a) Annualized.

(x) On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert

Investments that make a difference(R)

E-Delivery Sign-up -- details inside

June 30, 2005
Semi-Annual Report
Calvert Tax-Free Reserves
Vermont Municipal
Portfolio

Calvert

Investments that make a difference(R)

An Ameritas Acacia Company

==========================================================

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Statement of Net Assets
9

Statement of Operations
11

Statements of Changes in Net Assets
12

Notes to Financial Statements
13

Financial Highlights
16

Explanation of Financial Tables
17

Proxy Voting and Availability of Quarterly Portfolio Holdings
19

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Dear Shareholders:

As a fixed-income investor facing a rising interest-rate environment, you may be wondering about the best course of action for your portfolio. Surprisingly, rising rates appear to have lifted all boats. Money market funds provided higher yields while intermediate- and long-term bond funds generally produced positive returns from income and price appreciation, as rates on longer-term bonds did not rise in step with short-term rates. Of course, typically, as interest rates rise, bond prices -- and the value of bond funds -- decline. So the question on many investors' minds is whether this unusual trend can continue.

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Confidence in our Fixed-Income Strategy

Calvert's expertise in the fixed-income markets spans more than 25 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.™  This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted recent media attention for Calvert's investment strategies in the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1 In addition, Barron's rated Calvert the #1 Taxable Fixed-Income Family in 2005.2

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times, "Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

2. The ranking used a weighted-average ranking system to assess asset-weighted performance, net of 12b-1 fees. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/04. Each fund family's category ranking was weighted, according to the overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Performance

For the six-month reporting period ended June 30, 2005, Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares at NAV returned 1.53%, versus the benchmark Lehman Municipal Bond Index (at 2.89%) and the peer-group Lipper Other States Municipal Debt Funds Average (at 1.85%). Although the Portfolio underperformed its national peer group, it outperformed the only other Vermont fund in the Lipper Average, which returned 1.46%.

The Portfolio's relatively short duration detracted from performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) Despite higher short-term rates in response to the Federal Reserve's Open Market Committee's (FOMC) four interest rate hikes, long-term rates held steady in the first quarter and rallied more than 0.25% in the second quarter of 2005. The Portfolio's underexposure to longer-term securities hurt performance.

Investment Climate

Over the six-month reporting period, the FOMC raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%.  Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8 annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

Through the reporting period

We maintained our short-duration position through the first half of 2005, as the FOMC continued to increase the Fed funds rate. We saw what Fed Chair Alan Greenspan referred to as the "conundrum" of long-term interest rates trending lower as the Fed funds rate rose. The Portfolio is overweighted to the intermediate portion of the yield curve and underweighted to longer-term issues. Given the rally in interest rates during the reporting period, the Portfolio's shorter duration hurt performance. We began the year solidly, tracking the Lehman Municipal Bond Index as interest rates climbed toward their highs for the year in late March and then lagged behind as rates rallied through the second quarter.

Going forward

We continue to anticipate additional FOMC rate hikes. Additionally, we believe longer-term rates will rise in response to steady economic growth and slightly higher inflation. We expect to maintain our shorter relative duration until longer-term interest rates reach levels we believe better reflect economic and inflationary risks. We will continue to assess what we believe to be undervalued sectors and make changes to the Portfolio's composition as opportunities arise.

Because of the limited supply of Vermont securities, we continually search for municipal bonds which are also exempt from federal and Vermont state income tax. These bonds include issues by Puerto Rico, Guam, and the U.S. Virgin Islands. An allocation to these territories gives us greater flexibility and diversification in finding attractive opportunities and making desired changes to the Portfolio's structure.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward.

We continue to maintain a short duration relative to the Portfolio's benchmark in anticipation of the additional interest rate hikes we expect through 2005. We believe the Portfolio can outperform as long-term rates rise to more accurately reflect solid economic growth as well as inflation concerns. We will consider changing the strategy if economic data suggest a period of slower growth.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The 3-month T-Bill rose 2.21% to 3.13%.
2. The second quarter GDP had not been released at the time of this writing.
3. CPI data available for the six months through May 2005.

Fund Information

asset allocation
Vermont long-term
tax-exempt bonds

NASDAQ symbol
CGVTX

CUSIP number
131620-70-0

comparative Investment Performance (Total Return)

(as of 6.30.05)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	1.53%	1.85%	2.89%
1 year	5.38%	5.96%	8.24%
5 year*	5.53%	5.50%	6.88%
10 year*	5.00%	5.11%	6.38%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Statistics

monthly
dividend yield
6.30.05	3.48%
12.31.04	3.31%

30 day SEC yield
6.30.05	3.13%
12.31.04	3.07%

weighted
average maturity
6.30.05	12 years
12.31.04	12 years

effective duration
6.30.05	3.92 years
12.31.04	4.13 years

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

average annual
total return

as of 6.30.05

1 year	5.38%
5 year	5.53%
10 year	5.00%
inception	5.66%
(4.01.91)

% of Total
Economic Sectors	Investments

Bond Bank	12.2%
Education	16.6%
Facilities	5.7%
General Obligation	20.4%
General Revenue	2.3%
Housing	3.8%
Medical	11.8%
Pollution Control	1.8%
Transportation	7.9%
Utilities	17.5%
100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual	$1,000.00	$1,015.30	$4.05
Hypothetical	$1,000.00	$1,020.77	$4.06
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets

June 30, 2005

	Principal
Municipal Obligations - 98.5%	Amount	Value
Vermont - 71.9%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,594,656
5.375%, 7/1/12	1,405,000	1,585,023
Rutland County Vermont Solid Waste District Revenue Bonds:
6.50%, 11/1/05	105,000	106,209
6.55%, 11/1/06	100,000	104,309
6.60%, 11/1/07	100,000	107,339
6.70%, 11/1/08	100,000	110,176
6.75%, 11/1/09	100,000	112,719
6.80%, 11/1/10	100,000	115,053
6.80%, 11/1/11	100,000	116,991
6.85%, 11/1/12	100,000	118,818
University of Vermont and State Agriculture College Revenue Bonds,
5.125%, 10/1/27	1,000,000	1,070,290
Vermont Municipal Bonds Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,105,080
5.50%, 12/1/18	1,060,000	1,173,717
5.50%, 12/1/19	1,500,000	1,660,920
5.00%, 12/1/19	2,000,000	2,183,540
Vermont State Educational and Health Buildings Financing Agency
Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,110,140
6.60%, 12/1/14	1,050,000	1,096,693
5.50%, 7/1/18	1,955,000	2,027,550
6.25%, 9/1/18	2,000,000	2,046,620
5.00%, 10/1/23	1,000,000	1,049,700
5.625%, 10/1/25	1,000,000	1,025,890
5.00%, 11/1/32	1,810,000	1,911,034
5.50%, 1/1/33	1,100,000	1,134,639
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
2.50%, 10/1/30 (r)	1,000,000	1,000,000
2.30%, 7/1/33 (r)	700,000	700,000
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	364,468
5.00%, 2/1/15	2,500,000	2,783,225
4.625%, 8/1/17	2,485,000	2,610,542
Vermont State Housing Finance Agency Single Family Revenue Bonds:
5.25%, 11/1/20	210,000	217,585
5.55%, 11/1/21	715,000	745,802
4.90%, 11/1/22	910,000	936,563
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	2,180,000	2,458,866

Total Vermont (Cost $34,707,681)		36,484,157

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 26.6%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$1,094,610
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,598,070
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	2,093,386
5.50%, 7/1/17	1,000,000	1,180,640
5.50%, 7/1/21	1,000,000	1,193,110
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 5.50%, 7/1/17	2,000,000	2,361,280
Puerto Rico Public Buildings Authority Revenue Bonds,
5.25%, 7/1/20	2,470,000	2,870,535
Virgin Islands Public Finance Authority Revenue Bonds, 5.25%, 10/1/15	1,000,000	1,136,400

Total Territories (Cost $13,224,440)		13,528,031

Total Investments (Cost $47,932,121) - 98.5%		50,012,188
Other assets and liabilities, net - 1.5%		770,973
Net Assets - 100%		$50,783,161

Net Assets Consist of:
Par value and paid-in capital applicable to 3,186,326 Class A shares of beneficial interest, unlimited number of no par shares authorized		$48,910,358
Undistributed net investment income		31,392
Accumulated net realized gain (loss) on investments		(164,134)
Net unrealized appreciation (depreciation) on investments		2,005,545

Net Assets		$50,783,161

Net Asset Value Per Share		$15.94

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
10 Year U.S. Treasury Notes	107	9/05	$12,141,156	($74,522)

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

GO: General Obligation

LO: Limited Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$1,112,004

Expenses:
Investment advisory fee	152,370
Transfer agency fees and expenses	16,917
Trustees' fees and expenses	1,493
Administrative fees	1,739
Accounting fees	7,004
Custodian fees	6,833
Registration fees	1,929
Reports to shareholders	9,494
Professional fees	8,803
Miscellaneous	3,709
Total expenses	210,291
Fees waived	(1,722)
Fees paid indirectly	(2,699)
Net expenses	205,870

Net Investment Income	906,134

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	159,303
Futures	(226,550)
(67,247)

Change in unrealized appreciation (depreciation) on:
Investments	(59,875)
Futures	(1,003)
(60,878)

Net Realized and Unrealized Gain
(Loss) on Investments	(128,125)

Increase (Decrease) in Net Assets
Resulting From Operations	$778,009

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$906,134	$1,826,975
Net realized gain (loss)	(67,247)	(103,764)
Change in unrealized appreciation or (depreciation)	(60,878)	(506,374)

Increase (Decrease) in Net Assets
Resulting From Operations	778,009	1,216,837

Distributions to shareholders from:
Net investment income	(903,090)	(1,822,815)
Net realized gain	--	--
Total distributions	(903,090)	(1,822,815)

Capital share transactions:
Shares sold	1,515,029	2,879,417
Reinvestment of distributions	535,125	1,097,439
Redemption fees	924	14
Shares redeemed	(2,798,198)	(4,603,145)
Total capital share transactions	(747,120)	(626,275)

Total Increase (Decrease) in Net Assets	(872,201)	(1,232,253)

Net Assets
Beginning of period	51,655,362	52,887,615
End of period (including undistributed net investment income of $31,392 and $28,348, respectively)	$50,783,161	$51,655,362

Capital Share Activity
Shares sold	94,949	180,632
Reinvestment of distributions	33,618	68,751
Shares redeemed	(175,518)	(288,006)
Total capital share activity	(46,951)	(38,623)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $25,114 was payable at period end. In addition, $7,033 was payable at period end for operating expenses paid by the Advisor during June 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. For the six months ended June 30, 2005, CASC waived $1,722 of its fee. Under the terms of the agreement, $11 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $6,880 as its portion of commissions charged on sales of the Portfolio for the six months ended June 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,205 for the six months ended June 30, 2005. Under the terms of the agreement, $324 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,101,623 and $3,929,600, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $47,907,983. Net unrealized appreciation aggregated $2,104,205, of which $2,130,527 related to appreciated securities and $26,322 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $170,406 at December 31, 2004 may be utilized to offset future gains until expiration in December 2012.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the six months ended June 30, 2005, purchases and sales transactions were $4,775,000 and $6,065,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$4,638	3.35%	$105,690	May 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$15.98	$16.16	$16.21
Income from investment operations
Net investment income	.28	.56	.60
Net realized and unrealized gain (loss)	(.04)	(.18)	.10
Total from investment operations	.24	.38	.70
Distributions from
Net investment income	(.28)	(.56)	(.60)
Net realized gains	--	--	(.15)
Total distributions	(0.28)	(.56)	(.75)
Total increase (decrease) in net asset value	(0.04)	(.18)	(.05)
Net asset value, ending	$15.94	$15.98	$16.16

Total return *	1.53%	2.44%	4.42%
Ratios to average net assets: A
Net investment income	3.57% (a)	3.53%	3.70%
Total expenses	.83% (a)	.81%	.80%
Expenses before offsets	.82% (a)	.80%	.79%
Net expenses	.81% (a)	.80%	.79%
Portfolio turnover	8%	15%	26%
Net assets, ending (in thousands)	$50,783	$51,655	$52,888

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.56	$15.67	$14.90
Income from investment operations
Net investment income	.65	.66	.70
Net realized and unrealized gain (loss)	.78	(.09)	.77
Total from investment operations	1.43	.57	1.47
Distributions from
Net investment income	(.66)	(.67)	(.70)
Net realized gains	(.12)	(.01)	--
Total distributions	(.78)	(.68)	(.70)
Total increase (decrease) in net asset value	.65	(.11)	.77
Net asset value, ending	$16.21	$15.56	$15.67

Total return *	9.37%	3.67%	10.09%
Ratios to average net assets: A
Net investment income	4.08%	4.21%	4.61%
Total expenses	.79%	.79%	.80%
Expenses before offsets	.79%	.79%	.80%
Net expenses	.78%	.76%	.75%
Portfolio turnover	20%	8%	5%
Net assets, ending (in thousands)	$53,884	$49,981	$48,067

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: August 31, 2005